                                                                   EXHIBIT 10.12

                        AMENDMENT NO. 2 AND CONSENT NO. 2
                          TO REVOLVING CREDIT AGREEMENT

         AMENDMENT NO. 2 AND CONSENT NO. 2 (this "Amendment"), dated as of April ,2004, to the REVOLVING CREDIT AGREEMENT, dated as of August 20, 2003, by and among HAIGHTS CROSS OPERATING COMPANY (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), BEAR STEARNS CORPORATE LENDING, INC., as Syndication Agent (in such capacity, the "Syndication Agent"), and THE BANK OF NEW YORK ("BNY"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent") as amended by Amendment No. 1 and Consent No. 1, dated as of January 26, 2004 (and, as further amended from time to time, the "Credit Agreement").

                                    RECITALS

         I. Unless defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         II. The Borrower has advised the Administrative Agent and the Lenders that the Borrower, Holdings, and Triumph Learning, LLC, a wholly owned subsidiary of the Borrower (the "Buyer"), have entered into an Asset Purchase Agreement (the "Buckle Down Purchase Agreement") pursuant to which the Buyer will acquire (the "Buckle Down Acquisition") substantially all of the assets of Buckle Down Publishing Company (the "Seller") for a purchase price consisting of $24,000,000 in cash, 3,500 shares of Series C Preferred Stock of Holdings with a liquidation preference of $1,000 per share and other consideration (collectively, the "Buckle Down Consideration").

         III. The amount of Buckle Down Consideration exceeds the Consideration Cap permitted under the definition of "Permitted Acquisition" for any single acquisition and for all acquisitions in any twelve month period and, accordingly, neither the Borrower nor the Buyer may consummate the Buckle Down Acquisition unless the Required Lenders consent thereto.

         IV. The Borrower has requested that the Administrative Agent and the Required Lenders (a) consent to the Buckle Down Acquisition and (b) amend the definition of "Permitted Acquisitions" to permit certain other acquisitions without the consent of the Required Lenders.

         V. The Administrative Agent and the Required Lenders have agreed to the Borrower's request on the terms and subject to the conditions set forth in this Amendment.

                  Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1.       CONSENT.

                  (a) The Required Lenders hereby consent to the Buckle Down Acquisition on the terms set forth in the Buckle Down Purchase Agreement.

                  (b) The Borrower acknowledges and agrees that as a result of the consent by the Required Lenders to the Buckle Down Acquisition, neither the Borrower nor any of its Subsidiaries may make any other acquisitions or investments under the definition of the Permitted Acquisitions or otherwise under the Credit Agreement in the twelve month period following the consummation of the Buckle Down Acquisition, except (1) with the prior written consent of the Required Lenders or (2) to the extent permitted under clause (c) of the definition of "Permitted Acquisitions".

         2.       AMENDMENTS.

                  (a) Section 1 of the Credit Agreement is hereby amended by adding in appropriate alphabetical order, the following defined terms:

                           "Acquisition EBITDA": for any period, Acquisition Net
                  Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Acquisition Net Income for such period, the sum of (a) income tax expense or provision for income taxes, (b) interest expense, amortization or write-off of financing costs, debt discount and debt issuance costs and commissions, and discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill and product development expenses) and organization costs, and (e) any extraordinary charges or losses determined in accordance with GAAP.

                           "Acquisition Net Income": for any period, the net
                  income (or loss) of the assets or Person to be acquired in an Acquisition.

                  (b) Clause (b) of the definition of "Permitted Acquisitions" is hereby amended by adding the following proviso at the end of such clause:

                           "and (iv) a statement of the Acquisition EBITDA for
                  the assets or Person to be acquired in an Acquisition for the preceding twelve month period together with reasonably detailed supporting calculations thereof;"

                  (c) Clause (c) of the definition of "Permitted Acquisitions" is hereby amended by adding the following proviso at the end of such clause:

                           "and provided further that, (A) if the consideration
                  for an Acquisition is comprised solely of the proceeds received by Holdco from the issuance of the Initial Notes which have been or will be contributed by Holdco to the Borrower as equity and (B) if the assets or Person which are the subject of the Acquisition have had a positive Acquisition EBITDA for the immediately preceding twelve month period, the Borrower or its Subsidiaries may make the applicable Acquisition without regard to the Consideration Cap."

         3.       CONDITIONS TO EFFECTIVENESS.

                  (a) This Amendment shall be effective upon the satisfaction of the following conditions:

                           (i) the Administrative Agent shall have received this Amendment executed by a duly authorized signatories of the Borrower and each of the Guarantors and by each of the Required Lenders;

                           (ii) the Administrative Agent shall have received a fully executed copy of the Buckle Down Purchase Agreement and the documents delivered pursuant thereto, each certified to be true and complete by an authorized signatory of the Borrower;

                           (iii)    the Administrative Agent shall have
         received, with respect to the Property to be acquired pursuant to the Buckle Down Acquisition, such amendments, agreements and other items as may be required under Section 6.10 of the Credit Agreement, and

                           (iv) the Administrative Agent shall have received a certificate from an authorized signatory of the Borrower (1) demonstrating that, with the exception of the amount of Buckle Down Consideration, the Buckle Down Acquisition complies with the requirements of the definition of Permitted Acquisition in the Credit Agreement, (2) setting forth, with reasonably detailed supporting calculations, the amount of each component of, and the aggregate amount of, the Buckle Down Consideration, (3) certifying that the preferred stock which Holdings is required to issue under the Buckle Down Purchase Agreement is not "Disqualified Stock", and (4) demonstrating, to the satisfaction of the Administrative Agent, that the Property to be acquired by the Buyer pursuant to the Buckle Down Purchase Agreement will be acquired free and clear of all Liens.

                  (b)      The date on which all of the conditions set forth in
Section 3(a) are satisfied is referred to as the "Amendment No. 2 Effective
Date."

         4.       MISCELLANEOUS

                  (a)      The Borrower hereby:

                           (i) acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Credit Agreement and the other Loan Documents;

                           (ii) represents and warrants that there exists no Default or Event of Default and no Default or Event of Default will result from the consummation of the transactions described in this Amendment; and

                           (iii)    represents and warrants that the
         representations and warranties contained in the Credit Agreement (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof.

                  (b) Each of the Guarantors, by signing this Amendment, hereby:

                           (i) acknowledges and consents to the execution of this Amendment; and

                           (ii) acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party.

                  (c) This Amendment may be executed in any number of counterparts and by facsimile, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

                  (d) This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

                  (e) The Borrower agrees to pay the reasonable fees and expenses of the Administrative Agent's counsel in connection with this Amendment.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                          HAIGHTS CROSS AMENDMENT NO. 2

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       BORROWER:

                                       HAIGHTS CROSS OPERATING COMPANY

                                       By: /s/ Paul J. Crecca
                                          ----------------------------------
                                           Name: Paul J. Crecca
                                                 ---------------------------
                                           Title: EVP & CFO
                                                  --------------------------

                          HAIGHTS CROSS AMENDMENT NO. 2

                                       GUARANTORS:

                                       HAIGHTS CROSS COMMUNICATIONS, INC.

                                       By: /s/ Paul J. Crecca
                                           ---------------------------------
                                           Name: Paul J. Crecca
                                                ----------------------------
                                           Title: EVP & CFO
                                                  --------------------------

                                       SUNDANCE/NEWBRIDGE
                                       EDUCATIONAL PUBLISHING, LLC

                                       By: /s/ Paul J. Crecca
                                           ---------------------------------
                                           Name: Paul J. Crecca
                                                 ---------------------------
                                           Title: VP
                                                 ---------------------------

                                       TRIUMPH LEARNING, LLC

                                       By: /s/ Paul J. Crecca
                                           ---------------------------------
                                           Name: Paul J. Crecca
                                                 ---------------------------
                                           Title: VP
                                                 ---------------------------

                                       RECORDED BOOKS, LLC

                                       By: /s/ Paul J. Crecca
                                           ---------------------------------
                                           Name: Paul J. Crecca
                                                 ---------------------------
                                           Title: VP
                                                 ---------------------------

                                       OAKSTONE PUBLISHING, LLC

                                       By: /s/ Paul J. Crecca
                                           ---------------------------------
                                           Name: Paul J. Crecca
                                                 ---------------------------
                                           Title: VP
                                                 ---------------------------

                          HAIGHTS CROSS AMENDMENT NO. 2

                                       CHELSEA HOUSE PUBLISHERS, LLC

                                       By: /s/ Paul J. Crecca
                                           ---------------------------------
                                           Name: Paul J. Crecca
                                                 ---------------------------
                                           Title: VP
                                                  --------------------------

                                       THE CORIOLIS GROUP, LLC

                                       By: /s/ Paul J. Crecca
                                           ---------------------------------
                                           Name: Paul J. Crecca
                                                 ---------------------------
                                           Title: VP
                                                 ---------------------------

                                       W F HOWES LIMITED

                                       By: /s/ Paul J. Crecca
                                           ---------------------------------
                                           Name: Paul J. Crecca
                                                 ---------------------------
                                           Title: VP
                                                 ---------------------------

                          HAIGHTS CROSS AMENDMENT NO. 2

                                       THE BANK OF NEW YORK,
                                       Individually and as Administrative Agent

                                       By: /s/ Steven J. Correll
                                           --------------------------------
                                           Name:  Steven J. Correll
                                           Title: Vice President

                          HAIGHTS CROSS AMENDMENT NO. 2

                                       BEAR STEARNS CORPORATE LENDING, INC.,
                                       Individually and as Syndication Agent

                                       By: /s/ Keith C. Barnish
                                           --------------------------------
                                           Name:  Keith C. Barnish
                                           Title: Executive Vice President

                          HAIGHTS CROSS AMENDMENT NO. 2

                                       CIT LENDING SERVICES CORPORATION

                                       By: /s/ Donald J. Oberg
                                           --------------------------------
                                           Name:  Donald J. Oberg
                                           Title: Vice President